UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2021

VIELA BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39067	82-4187338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Medimmune Way, First Floor, Area Two
Gaithersburg, Maryland	20878
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (240) 558-0038

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	VIE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the previously announced execution of the definitive Agreement and Plan of Merger (the “Merger Agreement”) by and among Viela Bio, Inc., a Delaware corporation (the “Company”), Horizon Therapeutics USA, Inc., a Delaware corporation (“Parent”), Teiripic Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent and solely for purposes of Sections 6.7 and 9.12 of the Merger Agreement, Horizon Therapeutics plc, a public limited company organized under the laws of Ireland, on February 27, 2021, Zhengbin (Bing) Yao, Ph.D., Chairman, President and Chief Executive Officer of the Company, entered into a consulting agreement (the “Consulting Agreement”) with Parent. All of the terms of the Consulting Agreement are contingent upon and effective as of the closing of the transactions contemplated by the Merger Agreement (the “Effective Date”). Pursuant to the Consulting Agreement, Dr. Yao will support Parent’s research and development programs and the integration of the Company into Parent. Parent will pay Dr. Yao a monthly consulting fee of $50,000 and will reimburse him for travel expenses he incurs in connection with providing his services. The Consulting Agreement provides for a 12-month term commencing on the Effective Date and continuing through the first anniversary of the Effective Date, subject to earlier termination for convenience or breach.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to such Consulting Agreement, which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Consulting Agreement by and between Horizon Therapeutics USA, Inc. and Zhengbin (Bing) Yao, Ph.D., dated as of February 27, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIELA BIO, INC.

By:	/s/ Mitchell Chan
Mitchell Chan
Chief Financial Officer

Date: March 4, 2021